UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2020

IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-27969	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

50 Rio Robles, San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)

(408) 467-1900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

Immersion Corporation (the “Company”) is a party to an Office Lease, dated as of September 15, 2011, by and between the Company and Carr NP Properties, LLC, as amended by that certain First Amendment to Office Lease, dated as of November 12, 2014 (as amended, the “Master Lease”), by and between the Company and BSREP Rio Robles LLC (as successor-in-interest to Carr NP Properties, LLC) (the “Landlord”), for approximately 42,000 square feet located at 50 Rio Robles, San Jose, California 95134 (the “Premises”).

On March 12, 2020, the Company entered into a Sublease (the “Sublease”) with Neato Robotics, Inc. (the “Sublessee”), pursuant to which the Company subleased the Premises to the Sublessee.  The term of the Sublease commences upon the later of (i) May 1, 2020 and (ii) fifteen (15) days following the Landlord’s consent to the Sublease and continues until April 30, 2023 (the “Term”).

The monthly base rent for each month of the Term is set forth below:

Months	Base Rent per Month
Months 1 to 12	$85,632.60
Months 13 to 24	$88,201.58
Months 25 to Expiration Date	$90,847.63

The first month of the Term is subject to abatement by the Company. The Sublessee will also pay additional rent to the Company covering all costs directly incurred by or at the request of the Sublessee with respect to its use of the Premises and any cost or expense incurred under the Master Lease for the Sublessee’s sole benefit (including for utilities) or as a result of the Sublessee’s request for certain services.

The Sublease is conditioned upon the written consent of the Landlord. If the Company fails to obtain the Landlord’s consent within 30 days after March 13, 2020, then the Sublessee may terminate the Sublease by giving the Company written notice thereof prior to the date such consent is received.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION
Date:	March 13, 2020	By:	/s/ MIKE OKADA
Mike Okada
General Counsel